ALLIANCE WORLDWIDE PRIVATIZATION FUND

ANNUAL REPORT
JUNE 30, 1999

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                    ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

August 27, 1999

Dear Shareholder:

This annual report contains investment results and market activity for Alliance Worldwide Privatization Fund (the "Fund") for the period ended June 30, 1999.

INVESTMENT RESULTS
We recently changed the Fund's benchmarks from the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index to the MSCI World Index (minus the U.S.). As the country allocations in the MSCI World Index (minus the U.S.) more closely match those maintained over time by the Fund, we have determined that it is a more appropriate and accurate gauge of the Fund's performance. As you can see, this report shows your Fund's investment results as compared to both indices. The Fund's next report (for the period ended December 31, 1999) will no longer show the MSCI EAFE Index. In conformity with this change, the Fund's composite benchmark index has also been changed from a 60%/40% split of the MSCI EAFE Index and MSCI Emerging Markets Free (EMF) Index, respectively, to a 65%/35% split of the MSCI World Index (minus the U.S.) and the MSCI EMF Index, respectively.

The following table provides performance for Alliance Worldwide Privatization Fund as well as its old benchmark (the MSCI EAFE Index), its new benchmark (the MSCI World Index [minus the U.S.]), and its composite benchmark, a 65%/35% composite of the MSCI World Index (minus the U.S.) and the MSCI EMF Index, respectively. Over the six-month period ended June 30, 1999, your Fund's Class A shares returned 14.51% at net asset value (NAV), underperforming its benchmark composite which returned 16.98%. Over the 12-month period ended June 30, 1999, your Fund's Class A shares returned 9.86% at NAV, underperforming its benchmark composite which returned 15.04% over the same period. Despite positive overall stock selection, the Fund's underperformance versus the composite benchmark over the periods under review was a result of two factors. First, relative to the composite, the Fund was underweight in both the emerging market sector and Japan. Second, relative to the composite, the Fund was overweight in developed Europe in general and, in particular, Spain and Italy.


INVESTMENT RESULTS*
Periods ended June 30, 1999

                                                      TOTAL RETURNS
                                              6 MONTHS            2 MONTHS
                                              --------            --------
Alliance Worldwide Privatization Fund
  Class A                                      14.51%               9.86%
  Class B                                      13.97%               8.91%
  Class C                                      13.97%               8.91%

MSCI EAFE Index                                 4.11%               7.92%

MSCI World Index (minus the U.S.)               4.65%               7.68%

65%/35% Composite: 65% MSCI World Index
  (minus the U.S.)/35% MSCI EMF                16.98%              15.04%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF THE FUND'S SHARES AS OF JUNE 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MSCI EAFE INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX THAT MEASURES STOCK PERFORMANCE IN 20 COUNTRIES IN EUROPE, AUSTRALASIA, AND THE FAR EAST. THE MSCI WORLD INDEX (MINUS THE U.S.) IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF STOCK MARKETS IN 21 COUNTRIES OUTSIDE THE UNITED STATES. THE MSCI EMERGING MARKETS FREE (EMF) INDEX IS AN UNMANAGED, MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 25 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA, AND THE PACIFIC BASIN. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE COUNTRIES WHICH ARE NOT PURCHASABLE BY FOREIGNERS. THE BENCHMARKS ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.

MARKET REVIEW
During the period under review, equity returns were broadly positive across most regional markets. During this time, the strong U.S. economy as well as positive U.S. equity returns were the key drivers to the strength of international equity markets. The Federal Reserve's


1


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

recent interest rate hikes and its adoption of a cautionary bias failed to dampen enthusiasm for equities. We continue to believe that the U.S. economic growth story remains intact despite the recent further interest rate rise. We anticipate that the prospect of continued strength for the U.S. economy and equity markets will be beneficial to international equity returns.

European equity returns, although positive, were subdued during the period under review. After initial enthusiasm for the European currency unit (the
Euro), European equity markets were hit by the failure of European economies to show clear signs of recovery. Additionally, the region's equity markets have been hit by the fear that European interest rates have bottomed and that U.S. inflationary pressure may spread to the region.

The Japanese equity market appears to have started rising out of the doldrums. The market has been boosted by positively surprising economic figures that increased foreign investor interest in the market. However, we believe a sustained economic recovery is dependent on continued economic and corporate restructuring.

The emerging equity markets posted particularly strong returns during the period under review with the Asian markets leading the way. The recovery of Asian economic growth has been promoted by aggressive corporate and economic restructuring, and, indeed, the countries that have embraced this process most aggressively have posted the best equity market returns. We maintain our belief that privatization is an essential part of the restructuring process and that, as we have seen here in the recovery of Asia's economy, it should drive economic and corporate health. In our view, the weakness of the Chinese economy, the risk that interest rates may trend upwards, and an easing of the restructuring process are the main threats to the Asian recovery story.

Latin American markets have recovered from the devaluation shocks the region faced in the early part of the year. Despite the fragility of the region's economies, we are confident that if governments implement policies to liberalize and privatize, exciting investment opportunities will arise. Equity valuations throughout the region remain among the most attractive across global equity markets.

INVESTMENT OUTLOOK
Our outlook for both privatizations and the Fund continues to be positive, and we expect 1999 to be another record year for privatizations around the world. Thanks to the strong relative performance by countries in the Far East, we continue to believe that privatization and liberalization will create new interest in countries going through the restructuring process. Moreover, opportunities presented by the withdrawal of government from industry will, in our judgment, reward investors, as the management of inefficient and non-profit-oriented businesses make the enhancement of shareholder value their primary objective. We are confident that privatizations will continue to offer one of the most attractive ways to gain exposure to global investment opportunities and the themes of deregulation and restructuring.

INVESTMENT STRATEGY AND REVIEW
Throughout the period, the Fund remained broadly diversified and was typically invested in over 40 different countries. Sectors largely represented in the Fund include telecommunications and utilities. At this point in time, we do not foresee any immediate, significant changes to the Fund's composition. As the global privatization process continues to expand, however, we anticipate further opportunities to broaden your Fund's industry and geographic diversity.

Thank you for your continued interest and participation in Alliance Worldwide Privatization Fund. We look forward to reporting to you again on market activity and your Fund's investment results in the future.

Sincerely,


John D. Carifa
Chairman and President


Mark H. Breedon
Senior Vice President


2


INVESTMENT OBJECTIVE AND POLICIES         ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

The Alliance Worldwide Privitization Fund seeks to provide investors with long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privitization, although normally significantly more of its assets will be invested in such securities.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       9.86%          5.21%
Five Years                    13.29%         12.32%
Since Inception*              12.51%         11.56%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
One Year                       8.91%          5.19%
Five Years                    12.49%         12.49%
Since Inception*              11.70%         11.70%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
One Year                       8.91%          7.98%
Since Inception*              14.92%         14.92%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Since Inception: 6/2/94, Class A; 6/2/94, Class B; 2/8/95, Class C.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

ALLIANCE WORLDWIDE PRIVATIZATION FUND
GROWTH OF A $10,000 INVESTMENT 6/30/94* TO 6/30/99

$18,000
$14,000
$10,000
$ 6,000

Worldwide Privatization Fund Class A: $17,877

MSCI World Index (minus the U.S.): $15,244

MSCI EAFE Index: $15,050

MSCI EMF Index: $9,594

6/30/94   6/30/95   6/30/96   6/30/97   6/30/98   6/30/99

This chart illustrates the total value of an assumed $10,000 investment in Alliance Worldwide Privatization Fund Class A shares (from 6/30/94 to 6/30/99) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International Europe, Australasia and Far EastIndex (MSCIEAFE) is an unmanaged, market-capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia, and the Far East.

The Morgan Stanley Capital International Emerging Markets Free Index (MSCIEMF) is an unmanaged, market-capitalization-weighted index composed of companies representative of the market structure of 25 emerging-market countries in Europe, LatinAmerica, and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free countries which are not purchasable by foreigners.

The Morgan Stanley Capital International (MSCI) World Index (minus the United States) is an unmanaged, market-capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

When comparing Alliance Worldwide Privatization Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.

Alliance Worldwide Privatization Fund

MSCI EMF Index

MSCI EAFE Index

MSCI World Index (minus the U.S.)


*    Month-end nearest to Fund's Class A share inception date of 6/2/94.


4


TEN LARGEST HOLDINGS
JUNE 30, 1999                             ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                      U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Japan Tobacco, Inc.--Manufactures and
  distributes tobacco products under
  exclusive government contract within
   Japan.                                    $ 15,112,324            3.2%
United Pan-Europe Communications NV--
  Television and telecommunications
  company that offers cable, TV, phone
  and internet services.                       11,707,665            2.4
Nippon Telegraph & Telephone Corp.--
  Provides telecommunication services,
  including telephone, telegraph, leased
  circuits and other related services
  within Japan.                                11,658,192            2.4
Daiwa Securities Co., Ltd.--Provides
  financial services such as brokerage,
  underwriting, and distribution of
  securities.                                  10,629,625            2.2
STMicroelectronics NV--Designs, develops,
  manufactures and markets semiconductor
  integrated circuits and discrete
  devices.                                     10,386,478            2.2
ING Groep NV--Provides financial services
  including commercial, savings and
  investment banking, as well as life,
  property and commercial insurance.           10,298,860            2.1
NTT Mobile Communications Network, Inc.--
  Provides various telecommunication
  services including cellular phones,
  car phones, pagers and packet
  communication services.                      10,070,693            2.1
Grupo Financiero Banorte, SA de CV
  Series O--Offers credit, investment
  planning, risk and money management,
  and factoring services.                       9,710,161            2.0
Telefonos de Mexico, SA Cl. L (ADR)--
  Provides domestic and international
  long-distance, as well as local
  telephone service throughout Mexico.          9,495,469            2.0
Equant NV (NY Shares)--Operates a data
  network and provides seamless
  international data network services
  to multinational business.                    8,913,638            1.9
                                             $107,983,105           22.5%


5


SECTOR DIVERSIFICATION
JUNE 30, 1999                             ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

                                                                  PERCENT OF
                                             U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Aerospace & Defense                          $    978,528            0.2%
Basic Industries                               37,978,574            7.9
Capital Goods                                     587,175            0.1
Consumer Manufacturing                          5,086,058            1.1
Consumer Services                              58,932,205           12.3
Consumer Staples                               39,099,702            8.2
Energy                                         26,468,273            5.5
Finance                                       116,724,786           24.3
Healthcare                                     16,589,046            3.5
Multi-Industry                                  6,687,740            1.4
Technology                                     21,652,747            4.5
Transportation                                 20,125,061            4.2
Utilities                                     118,575,506           24.7
Total Investments                             469,485,401           97.9
Cash and receivables, net of liabilities       10,134,890            2.1
Net Assets                                   $479,620,291          100.0%


6


PORTFOLIO OF INVESTMENTS
JUNE 30, 1999                             ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-97.9%
ARGENTINA-0.8%
Nortel Inversora, SA (ADR)                      208,000      $ 3,614,000

AUSTRALIA-1.6%
Commonwealth Serum Lab, Ltd.                    650,000        5,603,919
TABCORP Holdings, Ltd.                          340,000        2,288,026
                                                             ------------
                                                               7,891,945

AUSTRIA-2.9%
Austria Tabakwerke AG                           100,000        5,823,173
Bank Austria AG                                 150,000        7,884,472
                                                             ------------
                                                              13,707,645

BRAZIL-5.1%
Bardella Industrias Mecanicas, SA pfd (a)        20,786          587,175
Celular CRT Participacoes,
  SA pfd                                      3,994,362          534,838
  Rts. expiring 7/5/99 (a)                    2,104,833                0
Companhia Paranaense de Energia (ADR)           470,000        3,936,250
Companhia Paulista de Forca e Luz pfd           176,463           10,867
Companhia Riograndense de Telecomunicacoes
  Cl. A pfd                                     594,362          144,225
Embratel Participacoes, SA (ADR)                110,000        1,526,250
Espirito Santo Centrais Eletricas, SA             6,247          229,480
Gerdau, SA pfd                              310,791,935        5,179,866
Gerdau Metalurgica, SA (a)(b)                10,044,305          224,153
  pfd                                       178,009,484        5,380,513
Iven, SA pfd (b)                              8,614,000        1,119,333
Tele Sudeste Celular Participacoes, SA
  (ADR)                                          90,000        2,610,000
Telesp Participacoes, SA (ADR)                  140,900        3,223,087
                                                             ------------
                                                              24,706,037

CHILE-0.3%
Compania de Telecomunicaciones de Chile
  (ADR)                                          60,000        1,485,000

CROATIA-0.5%
Pliva D.D. (GDR)                                153,000        2,317,950

CYPRUS-0.2%
Premier Telesports (a)(b)                        85,000          700,842
Primamedic, Ltd. (a)(b)                       1,522,600          439,395
                                                             ------------
                                                               1,140,237

CZECH REPUBLIC-0.9%
Ceske Radiokomunikace AS                         92,000        3,196,373
Tabak AS                                          4,000          951,045
                                                             ------------
                                                               4,147,418

EGYPT-0.3%
Commercial International Bank                   100,000          898,063
Madinet NASR for Housing & Development           56,000          626,799
                                                             ------------
                                                               1,524,862

FINLAND-1.1%
MeritaNordbanken Oyj                            900,000        5,110,993

FRANCE-8.0%
Aerospatiale Matra (a)                           42,480          978,528
CNP Assurances                                  189,300        5,168,253
Elf Aquitaine, SA                                59,600        8,741,025
Sanofi-Synthelabo, SA                           194,000        8,227,782
SEITA                                           139,400        8,045,666
Societe Generale Cl. A                           39,700        6,992,682
                                                             ------------
                                                              38,153,936


7


PORTFOLIO OF INVESTMENTS (CONTINUED)      ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
GERMANY-2.9%
MVV Energie AG New Shares (a)                   277,400      $ 4,374,305
Stinnes AG (a)                                  302,000        4,699,970
Viag AG                                          10,000        4,720,377
                                                             ------------
                                                              13,794,652

GHANA-0.3%
Social Security Bank, Ltd.                    2,000,000        1,440,151

GREECE-0.5%
Heracles General Cement, SA                      84,400        2,259,112

HONG KONG-1.4%
China Telecom (Hong Kong), Ltd.               1,100,000        3,055,319
Ng Fung Hong, Ltd.                            3,500,000        2,909,674
Shandong International Power
  Development Co., Ltd. Cl. H (a)             4,250,000          958,614
                                                             ------------
                                                               6,923,607

HUNGARY-1.0%
Magyar Olaj-es Gazipari Reszvenytar             128,900        3,104,613
OTP Bank Reszvenytar (GDR)                       42,500        1,761,625
                                                             ------------
                                                               4,866,238

INDIA-1.3%
Industrial Credit & Investment Corp.
  (GDR), Ltd.                                 1,460,000        2,473,721
Mahanagar Telephone Nigam, Ltd. (GDR)           222,300        2,200,770
Videsh Sanchar Nigam, Ltd. (GDR) (c)            126,000        1,614,375
                                                             ------------
                                                               6,288,866

INDONESIA-0.3%
PT Tambang Timah TBK (GDR) (a)                  135,000        1,204,875

ISRAEL-0.5%
Bank Hapoalim, Ltd.                           1,000,000        2,565,421

ITALY-5.3%
Banca Nazionale del Lavoro (a)                2,000,000        6,286,965
ENI SpA                                         800,000        4,773,971
Instituto Nazionale delle Assicurazioni       1,300,000        3,014,651
Monte dei Paschi di Siena SpA (a)               807,500        3,578,674
Telecom Italia Mobile SpA                       937,800        3,450,561
Telecom Italia SpA                              827,853        4,487,972
                                                             ------------
                                                              25,592,794

JAPAN-12.9%
Daiwa Securities Co., Ltd.                    1,607,000       10,629,625
East Japan Railway Co.                              907        4,874,530
Japan Tobacco, Inc.                               1,364       15,112,324
Nippon Telegraph & Telephone Corp.                1,000       11,658,192
Nomura Securities Co., Ltd.                     600,000        7,029,641
NTT Mobile Communications Network, Inc.             150        2,033,982
  New Shares (a)                                    600        8,036,711
West Japan Railway Co.                              600        2,301,873
                                                             ------------
                                                              61,676,878

MALAWI-0.1%
Press Corp., Ltd. (GDR) (a)                      94,000          623,220

MALAYSIA-0.7%
Telekom Malaysia Berhad                       1,000,000        3,364,929


8


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
MALTA-0.3%
Maltacom Plc. (GDR)                              75,000      $ 1,368,750

MEXICO-4.8%
Grupo Financiero Banorte, SA de CV
  Series O (a)                                6,635,277        9,710,161
Telefonos de Mexico, SA Cl. L (ADR)             117,500        9,495,469
Tubos de Acero de Mexico, SA (ADR)              338,000        3,675,750
                                                             ------------
                                                              22,881,380

NETHERLANDS-10.3%
Akzo Nobel NV                                   200,000        8,410,104
Equant NV (NY Shares) (a)                        94,700        8,913,638
ING Groep NV                                    190,335       10,298,860
STMicroelectronics NV                           156,000       10,386,478
United Pan-Europe Communications NV (a)         215,960       11,707,665
                                                             ------------
                                                              49,716,745

NORWAY-0.4%
Christiana Bank OG Kreditkasse                  500,000        1,795,571

PEOPLE'S REPUBLIC OF CHINA-0.8%
Beijing Datang Power Generation Co.,
  Ltd. Cl. H                                  5,285,800        1,703,207
Yanzhou Coal Mining Co., Ltd. Cl. H           5,740,000        2,071,508
                                                             ------------
                                                               3,774,715

PERU-1.4%
Cementos Norte Pacasmayo, SA Cl. C              743,620          970,667
Explosivos, SA (b)                            1,571,704        1,344,143
Ferreyros, SA                                 1,430,661          940,179
Ontario Quinta AVV (a)(d)                     2,000,000        3,360,000
                                                             ------------
                                                               6,614,989

PHILIPPINES-1.0%
International Container Terminal
  Services, Inc. (a)                          2,754,769          358,373
Manila Electric Co. Series B                    533,305        1,920,178
Philippine Long Distance Telephone Co.           80,500        2,454,139
                                                             ------------
                                                               4,732,690

POLAND-1.7%
Kredyt Bank PBI, SA (GDR) (c)                    93,400        2,229,925
  New Shares (GDR) (a)(c)                        46,700        1,114,963
Orbis, SA (a)                                   327,220        2,816,767
Powszechny Bank Kredy (GDR) (a)                  86,700        2,102,475
                                                             ------------
                                                               8,264,130

PORTUGAL-0.9%
Electricidade de Portugal, SA                   110,000        1,979,466
Soporcel-Sociedade Portuguesa de Papel,
  SA (a)                                        208,250        2,135,597
                                                             ------------
                                                               4,115,063

ROMANIA-0.0%
Societatea, SA (b)                               30,454          154,076

RUSSIA-1.3%
Gazprom (ADR) (c)                                93,400        1,053,085
Lukoil Holdings (ADR)                            81,000        3,207,600
Sberbank of Russia                               20,607          835,614
Sun Interbrew, Ltd. (GDR) voting
  shares (a)(b)(c)                              156,000          763,712
  (GDR) Non-voting shares (a)(c)(d)             156,000          351,000
                                                             ------------
                                                               6,211,011


9


PORTFOLIO OF INVESTMENTS (CONTINUED)      ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
SINGAPORE-1.1%
Development Bank of Singapore, Ltd.             445,000      $ 5,438,308

SOUTH AFRICA-0.3%
Iscor, Ltd.                                   4,810,000        1,506,613

SOUTH KOREA-5.3%
Housing & Commercial Bank, Korea                 76,300        2,406,004
Korea Electric Power Corp.                      120,000        4,986,609
Korea Telecom Corp. (ADR) (a)                   108,189        4,327,560
Pohang Iron & Steel Co., Ltd.                    52,400        6,295,017
SK Telecom Co., Ltd.                              3,645        4,929,803
  (ADR)                                         108,289        1,840,913
  Rts. expiring 7/26/99 (a)                         836          439,487
                                                             ------------
                                                              25,225,393

SPAIN-5.1%
Aldeasa, SA                                     200,000        5,532,529
Argentaria, Caja Postal y Banco
  Hipotecario de Espana, SA                     229,700        5,229,593
Indra Sistemas, SA                              380,000        4,092,711
Repsol, SA                                      225,000        4,591,546
Tabacalera, SA Cl. A                            254,600        5,143,108
                                                             ------------
                                                              24,589,487

SWEDEN-0.4%
ForeningsSparbanken AB, Cl. A                   126,000        1,781,569

SWITZERLAND-1.5%
SairGroup                                         9,400        1,968,539
Swisscom AG                                      14,100        5,306,891
                                                             ------------
                                                               7,275,430

TAIWAN-0.8%
Taiwan Semiconductor Manufacturing
  Co. (a)                                     1,033,200        3,950,471

THAILAND-1.1%
PTT Exploration & Production Public
 Co., Ltd.                                      268,000        2,049,519
Siam Commercial Bank Public Co., Ltd.
  pfd (a)                                     2,322,000        3,305,898
                                                             ------------
                                                               5,355,417

TRINIDAD & TOBAGO-0.0%
B.W.I.A. International Airways, Ltd.
  (a)(d)                                      2,727,272                0

TURKEY-0.5%
Petkim Petrokimya Holding AS                 69,459,000          954,401
Turkiye Is Bankasi Series C                  91,801,600        1,631,120
                                                             ------------
                                                               2,585,521

UNITED KINGDOM-8.9%
Anglian Water Plc.                              200,000        2,211,689
Birkby Plc.                                     811,000        3,765,066
British Airways Plc.                            813,000        5,610,262
British Energy Plc.                             667,000        5,677,878
Energis Plc. (a)                                200,000        4,770,186
Mersey Docks & Harbour Co.                      428,650        3,591,472
National Grid Group Plc.                        657,000        4,572,593
National Power Plc.                             831,000        6,052,146
PowerGen Plc.                                   187,600        2,022,811
Stagecoach Holdings Plc.                      1,200,000        4,298,843
                                                             ------------
                                                              42,572,946

UNITED STATES-1.0%
Near East International LLC (a)(d)                   10        1,000,000
United Customer Management
  Solutions (a)(b)                               17,862        3,929,640
                                                             ------------
                                                               4,929,640


10


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
VENEZUELA-0.1%
Mercantil Servicios Financieros, CA
  (ADR)                                          82,500         $244,720
                                                             ------------

                                                            U.S. $ VALUE
-------------------------------------------------------------------------

TOTAL INVESTMENTS-97.9%
  (cost $374,037,965)                                       $469,485,401

Other assets less liabilities-2.1%                            10,134,890

NET ASSETS-100%                                             $479,620,291


(a)  Non-income producing security.

(b)  Illiquid securities, valued at fair value (see Note A).

(c) Securities are exempt from registration under Rule 144A of the Securitities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999 these securities amounted to $7,127,060 or 1.5% of net assets.

(d)  Restricted and illiquid securities, valued at fair value (see Notes A &G).

     Glossary of terms:

     ADR-       American Depositary Receipt.
     GDR-       Global Depositary Receipt.
     NY Shares- New York Registered Shares.

     See notes to financial statements.


11


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999                             ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $374,037,965)         $469,485,401
  Cash                                                                 721,186
  Foreign cash, at value (cost $8,908,764)                           8,911,691
  Receivable for investment securities sold                          6,434,804
  Dividends and interest receivable                                  1,375,427
  Receivable for capital stock sold                                    478,236
  Foreign taxes receivable                                             323,810
  Total assets                                                     487,730,555

LIABILITIES
  Payable for investment securities purchased                        5,787,080
  Payable for capital stock redeemed                                 1,143,942
  Advisory fee payable                                                 388,010
  Distribution fee payable                                             194,015
  Accrued expenses                                                     597,217
  Total liabilities                                                  8,110,264

NET ASSETS                                                        $479,620,291

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     40,861
  Additional paid-in capital                                       361,800,378
  Accumulated net investment loss                                     (425,731)
  Accumulated net realized gain on investments and
    foreign currency transactions                                   22,818,208
  Net unrealized appreciation of investments and
    foreign currency denominated assets and
    liabilities                                                     95,386,575
                                                                  $479,620,291

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($340,193,716 / 28,742,845 shares of capital stock
    issued and outstanding) .                                           $11.84
  Sales Charge--4.25% of public offering price                             .53
  Maximum offering price                                                $12.37

  CLASS B SHARES
  Net asset value and offering price per share
    ($117,419,840 / 10,206,563 shares of capital stock
    issued and outstanding)                                             $11.50

  CLASS C SHARES
  Net asset value and offering price per share
    ($20,397,220 / 1,774,377 shares of capital stock
    issued and outstanding)                                             $11.50

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($1,609,515 / 136,805 shares of capital stock
    issued and outstanding)                                             $11.77


See notes to financial statements.


12


STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1999                  ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $1,089,797)                                 $ 9,620,671
  Interest                                             237,493     $ 9,858,164

EXPENSES
  Advisory fee                                       5,177,294
  Distribution fee - Class A                         1,107,619
  Distribution fee - Class B                         1,250,782
  Distribution fee - Class C                           217,886
  Transfer agency                                    1,358,590
  Custodian                                          1,220,392
  Printing                                             215,031
  Administrative                                       173,000
  Audit and legal                                       72,695
  Registration                                          55,258
  Amortization of organization expenses                 40,877
  Directors' fees                                       22,000
  Miscellaneous                                         45,783
  Total expenses before interest and waivers
    assumed by adviser (see Note B)                 10,957,207
  Interest expense                                      38,057
  Total expenses before waivers assumed by adviser  10,995,264
  Less: Expense offset arrangement (see Note B)        (75,016)
  Total expenses                                                    10,920,248
  Net investment loss                                               (1,062,084)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments                                  26,673,782
  Net realized loss on foreign currency
  transactions                                                         (42,036)
  Net change in unrealized appreciation of:
    Investments                                                      3,635,095
    Foreign currency denominated assets
      and liabilities                                                   17,152
Net gain on investments and foreign currency
  transactions                                                      30,283,993

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $29,221,909


See notes to financial statements.


13


STATEMENT OF CHANGES IN NET ASSETS        ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

                                                    YEAR ENDED      YEAR ENDED
                                                     JUNE 30,        JUNE 30,
                                                       1999            1998
                                                    ----------      ----------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income (loss)                    $ (1,062,084)   $  4,543,175
  Net realized gain on investments and foreign
    currency transactions                          26,631,746      79,032,204
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets and
    liabilities                                      3,652,247     (26,242,066)
  Net increase in net assets from operations        29,221,909      57,333,313

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (3,960,735)     (7,099,073)
    Class B                                           (437,988)     (1,695,396)
    Class C                                            (94,004)       (237,218)
    Advisor Class                                      (20,394)        (22,444)
  Net realized gain on investments
    Class A                                        (53,210,205)    (53,637,469)
    Class B                                        (17,946,553)    (15,371,652)
    Class C                                         (3,142,307)     (2,150,777)
    Advisor Class                                     (196,625)       (135,664)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                    (123,251,264)    (20,593,202)
  Total decrease                                  (173,038,166)    (43,609,582)

NET ASSETS
  Beginning of year                                652,658,457     696,268,039
  End of year (including undistributed net
    investment income (loss) of ($425,731)
    and $14,037,753, respectively)                $479,620,291    $652,658,457


See notes to financial statements.


14


NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999                             ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Worldwide Privatization Fund, Inc. (the "Fund") organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge. Advisor Class shares are offered solely to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $220,000 have been deferred and were amortized on a straight-line basis through June 1999.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of equity securities. Net currency gains and losses from investments at period end exchange rates are reflected as a component of unrealized appreciation of investments. Net currency gains and losses from valuing foreign currency denominated assets and liabilities other than investments at period end ex-


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

change rates are reflected as a component of unrealized appreciation of foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses and a reclassification of distributions, resulted in a net decrease in undistributed net investment income and a corresponding increase in accumulated net realized gains on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P. (the "Adviser") a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Pursuant to the advisory agreement, the Fund paid $173,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $817,915 for the year ended June 30, 1999.

For the year ended June 30, 1999, the Fund's expenses were reduced by $75,016 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $35,878 from the sale of Class A shares and $1,421, $328,557 and $18,552 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 1999. Brokerage commissions paid on investment transactions for the year ended June 30, 1999, amounted to $2,195,358, of which $8,404 was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average


16


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,347,503 and $637,365 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $294,756,097 and $508,378,776, respectively, for the year ended June 30, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 1999.

At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $123,930,667 and gross unrealized depreciation of investments was $28,483,231 resulting in net unrealized appreciation of $95,447,436, excluding foreign currency transactions.

Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer post October currency losses of $1,030,211 for the year ended June 30, 1999.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sales commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1999, the Fund had no outstanding forward exchange currency contracts.


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class.

Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           20,129,070    39,736,256   $ 220,466,098   $ 492,815,245
Shares issued in
  reinvestment of
  dividends and
  distributions        3,254,908     2,835,212      32,569,021      30,762,050
Shares converted
  from Class B            64,507        10,886         724,710         137,149
Shares redeemed      (31,626,451)  (48,013,384)   (346,387,403)   (601,039,158)
Net decrease          (8,177,966)   (5,431,030)  $ (92,627,574)  $ (77,324,714)

CLASS B
Shares sold            1,893,631     5,439,686   $  20,245,038   $  68,476,838
Shares issued in
  reinvestment of
  dividends and
  distributions        1,107,404       814,878      10,841,481       8,662,153
Shares converted
  to Class A             (66,200)      (11,023)       (724,710)       (137,149)
Shares redeemed       (5,371,341)   (2,894,997)    (57,094,013)    (35,371,129)
Net increase
  (decrease)          (2,436,506)    3,348,544   $ (26,732,204)  $  41,630,713

CLASS C
Shares sold              814,567     9,900,745   $   8,966,825   $ 123,043,119
Shares issued in
  reinvestment of
  dividends and
  distributions          227,787       142,928       2,230,039       1,519,326
Shares redeemed       (1,421,031)   (8,882,163)    (15,010,418)   (110,861,845)
Net increase
  (decrease)            (378,677)    1,161,510   $  (3,813,554)  $  13,700,600

ADVISOR CLASS
Shares sold              387,963       112,659   $   4,202,308   $   1,479,232
Shares issued in
  reinvestment of
  dividends and
  distributions           18,391        12,770         183,179         137,919
Shares redeemed         (405,419)      (17,793)     (4,463,419)       (216,952)
Net increase
  (decrease)                 935       107,636   $     (77,932)  $   1,400,199


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies. The Fund invests in securities issued by enterprises that are undergoing, or that have undergone, privatization. Privatization is a process through which the ownership and control of companies or assets in whole or in part are transferred from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Therefore,


18


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

the Fund is susceptible to the government re-nationalization of these enterprises and economic factors adversely affecting the economics of these countries. In addition, these securities created through privatization may be less liquid and subject to greater volatility than securities of more developed countries.


NOTE G: RESTRICTED SECURITIES
                                                   DATE ACQUIRED    U.S. $ COST
                                                   -------------    -----------
B.W.I.A. International Airways, Ltd.                   2/21/95      $2,999,999
Near East International LLC                            9/29/95       1,000,000
Ontario Quinta AVV                                     8/15/94       2,052,257
Sun Interbrew, Ltd. (GDR) Non-voting shares            6/22/99         975,000

The securities shown above are restricted as to resale and have been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities.

The value of these securities at June 30, 1999 was $4,711,000 representing 1.0% of total net assets.


NOTE H: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. During the year ended June 30, 1999, the Fund had borrowings outstanding for twenty-eight days the weighted average interest on such borrowings was 5.24%. The Fund had no borrowing outstanding on June 30, 1999.


19


FINANCIAL HIGHLIGHTS                      ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS A
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $12.67       $13.26       $12.13       $10.18        $9.75

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             -0-(a)      .10(a)       .15(a)       .10(a)       .06
Net realized and unrealized gain
  on investments and foreign currency
  transactions                                   .93          .85         2.55         1.85          .37
Net increase in net asset value
  from operations                                .93          .95         2.70         1.95          .43

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.12)        (.18)        (.15)          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (1.64)       (1.36)       (1.42)          -0-          -0-
Total dividends and distributions              (1.76)       (1.54)       (1.57)          -0-          -0-
Net asset value, end of year                  $11.84       $12.67       $13.26       $12.13       $10.18

TOTAL RETURN
Total investment return based on net
  asset value(b)                                9.86%        9.11%       25.16%       19.16%        4.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $340,194     $467,960     $561,793     $672,732      $13,535
Ratio of expenses to average net assets         1.92%(c)     1.73%        1.72%        1.87%        2.56%
Ratio of expenses to average net assets
  excluding interest expense                    1.92%(c)     1.73%        1.71%        1.85%        2.56%
Ratio of net investment income (loss)
  to average net assets                         (.01)%        .80%        1.27%         .95%         .66%
Portfolio turnover rate                           58%          53%          48%          28%          36%


See footnote summary on page 23.


20


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS B
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $12.37       $13.04       $11.96       $10.10        $9.74

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.08)(a)      .02(a).       08(a)      (.02)(a)      .02
Net realized and unrealized gain
  on investments and foreign currency
  transactions                                   .89          .82         2.50         1.88          .34
Net increase in net asset value from
  operations                                     .81          .84         2.58         1.86          .36

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.04)        (.15)        (.08)          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (1.64)       (1.36)       (1.42)          -0-          -0-
Total dividends and distributions              (1.68)       (1.51)       (1.50)          -0-          -0-
Net asset value, end of year                  $11.50       $12.37       $13.04       $11.96       $10.10

TOTAL RETURN
Total investment return based on net
  asset value(b)                                8.91%        8.34%       24.34%       18.42%        3.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $117,420     $156,348     $121,173      $83,050      $79,359
Ratio of expenses to average net assets         2.63%(c)     2.45%        2.43%        2.83%        3.27%
Ratio of expenses to average net assets
  excluding interest expense                    2.63%(c)     2.45%        2.42%        2.82%        3.27%
Ratio of net investment income (loss)
  to average net assets                        (1.43)%        .20%         .66%        (.20)%        .01%
Portfolio turnover rate                           58%          53%          48%          28%          36%


See footnote summary on page 23.


21


FINANCIAL HIGHLIGHTS (CONTINUED)          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS C
                                            ---------------------------------------------------------------
                                                                                                 FEBRUARY 8,
                                                                                                   1995 (D)
                                                                                                     TO
                                                            YEAR ENDED JUNE 30,                    JUNE 30,
                                            -------------------------------------------------  ------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.37       $13.04       $11.96       $10.10        $9.53

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.08)(a)      .05(a)       .12(a)       .03(a)       .05
Net realized and unrealized gain
  on investments and foreign currency
  transactions                                   .89          .79         2.46         1.83          .52
Net increase in net asset value from
  operations                                     .81          .84         2.58         1.86          .57

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.04)        (.15)        (.08)          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (1.64)       (1.36)       (1.42)          -0-          -0-
Total dividends and distributions              (1.68)       (1.51)       (1.50)          -0-          -0-
Net asset value, end of period                $11.50       $12.37       $13.04       $11.96       $10.10

TOTAL RETURN
Total investment return based on net
  asset value(b)                                8.91%        8.34%       24.33%       18.42%        5.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $20,397      $26,635      $12,929       $2,383         $338
Ratio of expenses to average net assets         2.63%(c)     2.44%        2.42%        2.57%        1.03%(e)
Ratio of expenses to average net assets
  excluding interest expense                    2.62%(c)     2.44%        2.41%        2.57%        1.03%(e)
Ratio of net investment income (loss)
  to average net assets                        (1.44)%        .38%        1.06%         .63%        1.04%(e)
Portfolio turnover rate                           58%          53%          48%          28%          36%


See footnote summary on page 23.


22

                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIO

                                                    ADVISOR CLASS
                                         ------------------------------------
                                                                   OCTOBER 2,
                                                                    1996 (D)
                                                                       TO
                                            YEAR ENDED JUNE 30,     JUNE 30,
                                         ------------------------  ----------
                                             1999         1998         1997
                                         -----------  -----------  ----------
Net asset value, beginning of period       $12.63       $13.23       $12.14

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)              .02          .19          .18
Net realized and unrealized gain
  on investments and foreign currency
  transactions                                .93          .80         2.52
Net increase in net asset value from
  operations                                  .95          .99         2.70

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (.17)        (.23)        (.19)
Distributions from net realized gains
  on investments and foreign currency
  transactions                              (1.64)       (1.36)       (1.42)
Total dividends and distributions           (1.81)       (1.59)       (1.61)
Net asset value, end of period             $11.77       $12.63       $13.23

TOTAL RETURN
Total investment return based on net
  asset value(b)                            10.12%        9.48%       25.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)  $1,610       $1,716         $374
Ratio of expenses to average net assets      1.62%(c)     1.45%        1.96%(e)
Ratio of expenses to average net assets
  excluding interest expense                 1.62%(c)     1.45%        1.95%(e)
Ratio of net investment income
  to average net assets                       .37%        1.48%        2.97%(e)
Portfolio turnover rate                        58%          53%          48%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended June 30, 1999 the ratios of expenses to average net assets were 1.91%, 2.62%, 2.61%, and 1.61% for Class A, B, C and Advisor Class shares, respectively.

(d)  Commencement of distribution.

(e)  Annualized.


23


REPORT OF INDEPENDENT ACCOUNTANTS         ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE WORLDWIDE PRIVATIZATION FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Worldwide Privatization Fund, Inc. (the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting priciples. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
August 16, 1999


TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $41,871,236 of long term capital gain distributions during the fiscal year ended June 30, 1999, subject to the maximum tax rate of 20%.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended June 30, 1999 is $1,222,125. The gross foreign source income for information reporting purposes is $10,947,961.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.


24


                                          ALLIANCE WORLDWIDE PRIVATIZATION FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
MARK H. BREEDON, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
DAVID EDGERLY, VICE PRESIDENT
JEAN VAN DE WALLE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER
MICHAEL LEVY, ASSISTANT VICE PRESIDENT

CUSTODIAN
BROWN BROTHERS HARRIMAN & COMPANY
40 Water Street
Boston, MA 02109-3661

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


25


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio

26

ALLIANCE WORLDWIDE PRIVATIZATION FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WWPAR699